UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2011

SOMBRIO CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52667	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

11500 Harry Hines Blvd Ste # 3, Dallas, Texas
75229
(Address of principal executive offices)		(Zip Code)

(866) 649-0075
Registrant's telephone number, including area code

Copies to:

David Manno, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

311 Tawney Road, Sarnia

Ontario, Canada N7S 5K1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

Sombrio Capital Corp. (the “Company”) filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) on February 14, 2011 (the “Initial 8-K”). The Company is filing this Amendment No. 1 to the Initial 8-K to file as an exhibit a letter addressed to the SEC from the Company’s former independent registered accounting firm as such letter was referenced previously in Item 4.01 Change in Registrant’s Certifying Accountant in the Initial 8-K.

Item 4.01 Change in Registrant’s Certifying Accountant

As reported in the Initial 8-K, effective February 9, 2011, the Board of Directors of the Company dismissed John Kinross-Kennedy, Certified Public Accountant (“Kinross-Kennedy”) as its independent registered accounting firm and engaged W.T. Uniack & Co. CPAs, P.C. to serve as its independent registered accounting firm.

As further reported in the Initial 8-K, the Company had requested Kinross-Kennedy to furnish it with a letter (the “Letter”) addressed to the SEC stating whether it agrees with the statements made by the Company in Item 4.01 of the Initial 8-K. The Company is hereby filing the Letter as an exhibit to this Amendment No. 1 to the Initial 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter re change in certifying accountant, dated March 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMBRIO CAPITAL CORP.

Dated: March 9, 2011	By:	/s/ David Bleeden
Name: David Bleeden
Title: Chief Executive Officer

Exhibits Index

Exhibit Number	Description
16.1	Letter re change in certifying accountant, dated March 8, 2011.